Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2017 through September 2017 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC was initially asked to perform a sample review for Collapse 20 on an original population totaling 11,909 seasoned mortgage loans (the “Initial Population”). Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loan in question (whole loan sale, securitization, hold, etc.). The potential securitization population for Collapse 20 originally consisted of 10,111 mortgage loans once 1,798 non-performing mortgage loans that were included in the Initial Population but were not considered for securitization were removed (the “Potential Securitization Population”).

Subsequently, the securitization population was finalized with a total of 6,424 mortgage loans (the “Final Securitization Population”) through a combination of the addition of 2,433 mortgage loans and a reduction of the population through liquidation (41 mortgage loans) and loans being dropped or excluded from the securitization (6,079 mortgage loans) for various reasons. AMC did not review all mortgage loans that were added to the original Potential Securitization Population. Please see “Compliance Reviews” below for additional detail.

In total during the Review, AMC reviewed a total Potential Securitization Population of 2,281 unique mortgage loans for inclusion in the securitization and conducted the following reviews: Compliance Review (2,281 mortgage loans), Pay History Review (245 mortgage loans), Collection Comments Review (60 mortgage loans), Data Integrity Review (312 mortgage loans) and Title Review (1,245 mortgage loans). A portion of the Review was conducted on non- performing loans (“NPLs”) that were not planned to be included in the securitization population unless they became re-performing (“RPLs”).

Compliance Reviews (2,281 Mortgage Loans in the Final Securitization Population):

From the Initial Population, AMC selected a random sample of 245 mortgage loans for review. In addition, an additional population of 1,064 mortgage loans were added to the Compliance Review sample which consisted of (i) 543 re-performing mortgage loans, (ii) 292 Texas mortgage loans that were previously non-performing, (iii) 115 state specific mortgage loans, (iv) 67 mortgage loans that were previously non-performing loans, and (v) 47 mortgage loans that were modified in the 13-24 months prior to the Review. These additions increased the total initial Compliance Review population to 1,309 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 543 mortgage loans were added to the Initial Compliance Review Population. The additional 543 mortgage loans consisted of 399 HOEPA, 81 Illinois, 25 North Carolina, 21 New York and 17 New Jersey mortgage loans. This addition increased the total mortgage loans subject to the Compliance Review to 1,852 mortgage loans which represented approximately 28.83% of the Final Securitization Population.

After the Compliance Review was completed, 429 mortgage loans were added to the Potential Securitization Population from prior reviews which increased the Compliance Review population to 2,281 mortgage loans or 35.51% of Final Securitization Population.

Title Lien Alert Reviews (1,245 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 1,245 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Pay History Review (245 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 245 mortgage loans in the Final Securitization Population.

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Data Integrity Review (312 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 312 mortgage loans in the Final Securitization Population.

Collection Comment Review (60 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 60 mortgage loans in the Final Securitization Population.

Home Data Index Ordering

Home Data Index (“HDI”) values were ordered by the Client on all 6,424 mortgage loans in the Final Securitization Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 6,424 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	6,424
Compliance Population	2,281	35.51%
Title Population	1,245	19.38%
Pay History Population	245	3.81%
Data Integrity Population	312	4.86%
Collection Comment Population	60	0.93%

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria listed below.

Identity of NRSRO	Title and Date of Criteria
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015 and “Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 12, 2012
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Methodology For Seasoned Loans In; U.S. RMBS Transactions, April 30, 2010

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

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Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Paystring	Balloon Flag
Doc Type	Original Rate	Mod Flag	Next Rate Chg Date	SSN
Lien Position	Original P&I	Mod Date	First Pmt Chg Date
Original Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date
Property Type	Margin	Current P&I	Reset Frequency

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)    Rescission (§1026.23):

i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;

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v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)    TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);

c)    Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;

d)    High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)    Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)    Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;

b)    Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)    GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)    Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

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vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

• Initial application (1003);

• Sales contract;

• Hazard and/or flood insurance policies;

• Copy of note for any junior liens;

• Appraisal;

• Title/Preliminary Title;

• Initial TIL;

• Final 1003;

• Final TIL;

• HUD from sale of previous residence;

• Initial and final GFE’s;

• Changed circumstance documentation;

• Final HUD-1;

• Right of Rescission Disclosure;

• Mortgage/Deed of Trust;

• Note;

• Mortgage Insurance;

• Tangible Net Benefit Disclosure;

• Subordination Agreement;

• FACTA disclosures;

• Notice of Special Flood Hazards; and

• Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare

AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review

AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review

AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loans. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

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Title Review

AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 2,281 mortgage loans, (ii) a Pay History Review on 245 mortgage loans, (iii) a Data Integrity Review on 312 mortgage loans, and (iv) a Collection Comment Review on 60 mortgage loans. AMC also ordered and reviewed a lien search on 1,245 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 2,281 mortgage loans, 2,037 (89.30%) have exceptions with 456 (19.99%) retaining rating agency grades of “C/RC” or “D/RD” and 1,581 (69.31%) retaining a grade of “B / RB”. The remaining 244 (10.70%) are rating agency grade “A/RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Moodys & Morningstar #	Moodys & Morningstar %*	S&P #	S&P %*
A / RA	244	10.70%	244	10.70%
B / RB	1,581	69.31%	1,581	69.31%
C / RC	273	11.97%	231	10.13%
D / RD	183	8.02%	225	9.86%

*May not add to 100% due to rounding

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COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The summaries below detail the exceptions as noted in the Compliance Review and reflect only compliance EV2s or EV3s, as noted when conducting the Compliance Review. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Summary Exception Category	Event Level	# of Exceptions
(TX50(a)(6)) Related EV3 exceptions	EV3	558
Missing Final HUD-1	EV3	168
Note Error: Note late charge percentage exceeds maximum per state	EV3	56
North Carolina CHL Tangible Net Benefit	EV3	50
(Missing Data) Unable to determine if loan is a same lender refi	EV3	11
(Missing Doc) Loan images/file not provided	EV3	11
Missing Document: Note - Subject Lien not provided	EV3	11
(Doc Error) HUD Error:	EV3	9
(Doc Error) Security Instrument Error: Notary/Security Instrument Date was not provided	EV3	6
(State High Cost Provision) North Carolina High-Cost Loan	EV3	3
(Missing Data) Last Transaction Date	EV3	3
(Missing Data) Late Charge	EV3	1
Disparity in Occupancy	EV3	1
Initial Loan Application - Missing, Incomplete, Illegible	EV2	1506
CHARM Booklet related items	EV2	758
ARM Disclosure related items	EV2	597
Final TIL - Missing, Incomplete, Illegible, Improperly Executed	EV2	540
RESPA Disclosure	EV2	433
Right to Cancel Missing or Incorrectly Provided	EV2	359
Due to lack of appraised value, compliance tests requiring an LTV were run off an assumed value of a contract sales price or original loan amount, whichever applies.	EV2	206
State Compliance Items	EV2	179
Final TIL Finance Charge Under Disclosed	EV2	157
(TX50(a)(6)) Related EV2 exceptions	EV2	127
FACTA Disclosure Missing or Provided Late	EV2	120
(Doc Error) Note Error: Loan does not comply with state prepayment penalty requirements	EV2	24
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	EV2	17
Final TIL APR Under/Over Disclosed By Greater Than 0.125%	EV2	16
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	EV2	13
Incorrect Right To Cancel Form Used	EV2	10
TIL APR Tolerance Irregular Transaction	EV2	5
(Doc Error) RTC Error: Right to Cancel expiration date is blank.	EV2	2
(Missing Data) Missing Information to Determine Origination Channel	EV2	2
Unable to determine occupancy, compliance results were generated using a defaulted value of Primary.	EV2	2
Unable to determine property type, compliance results were generated using a defaulted value of Single Family Detached.	EV2	2
Unable to determine the # of units, compliance results were generated using a defaulted value of 4.	EV2	2
(Doc Error) TIL Error: Borrower signature not dated.	EV2	1
Alternate source used for application date	EV2	1

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 312 mortgage loans included within the Data Integrity population, 34 unique mortgage loans (10.90%) had data integrity variances. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by AMC. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Street	12	3.85%
Original CLTV	11	3.53%
Original LTV	11	3.53%
Balloon Flag	10	3.21%
# of Units	9	2.88%
Borrower Last Name	9	2.88%
Amortization Type	8	2.56%
Note Date	8	2.56%
Property Type	8	2.56%
LTV Valuation Value	7	2.24%
Maturity Date	7	2.24%
Zip	7	2.24%
Borrower First Name	6	1.92%
City	6	1.92%
First Payment Date	6	1.92%
Lien Position	6	1.92%
Occupancy	6	1.92%
Original Interest Rate	6	1.92%
Original Loan Amount	6	1.92%
Original P&I	6	1.92%
Original Term	6	1.92%
Purpose	6	1.92%
Refi Purpose	6	1.92%
Amortization Term	5	1.60%
Doc Type	5	1.60%
State	5	1.60%
Contract Sales Price	2	0.64%

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to a noted unique loan count.

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PAY HISTORY REVIEW SUMMARY

For the 245 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of June 30, 2017 on 183 mortgage loans, July 31, 2017 on 61 mortgage loans, and August 1, 2017 on 1 mortgage loan. Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population.

Within this population, 205 mortgage loans (approximately 83.67%) had no delinquencies during the look back period; however, only 184 mortgage loans had complete payment history data. Each of the remaining 40 mortgage loans (approximately 16.33%) had at least one-month delinquency during the look back period. With respect to such mortgage loans, 36 mortgage loans had complete payment history data and 4 mortgage loans were missing at least one month of payment history data.

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Current, No Missing Data	184	75.10%
Current, At Least One Month Missing	21	8.57%
Delinquent, No Missing Data	36	14.69%
Delinquent, At Least One Month Missing	4	1.63%

COLLECTION COMMENT REVIEW SUMMARY

For the 60 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer. The status dates of these comments were April 30, 2017 with respect to 25 mortgage loans, June 30, 2017 with respect to 34 mortgage loans and July 31, 2017 with respect to 1 mortgage loan. At the time of AMC’s review, the current status of the mortgage loans was noted as follows: 46 mortgage loans were delinquent, nine (9) mortgage loans were in foreclosure, and one (1) mortgage loans was in bankruptcy.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 1,245 mortgage loans which showed 650 mortgage loans were in first lien position. This review was unable to confirm the lien position on 595 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined from this initial report. From those searches a total of 558 mortgage loans were confirmed to be in first lien position. For the remaining 37 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position on 33 loans. AMC was unable to confirm the lien position on four (4) mortgage loans.

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ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	#	% Loans
Fixed	1,259	55.20%
Adjustable	1,009	44.23%
Unknown	13	0.57%
Total	2,281	100.00%

Lien Position	#	% Loans
1	2,268	99.43%
Unknown	13	0.57%
Total	2,281	100.00%

Loan Purpose	#	% Loans
Cash Out: Other/Multi-purpose/Unknown Purpose	710	31.13%
Cash Out: Debt Consolidation	444	19.47%
Rate/Term Refinance - Borrower Initiated	421	18.46%
Other-than-first-time Home Purchase	361	15.83%
First Time Home Purchase	301	13.20%
Cash Out: Home Improvement/Renovation	22	0.96%
Unavailable	12	0.53%
Construction to Permanent	8	0.35%
Limited Cash-Out	1	0.04%
Rate/Term Refinance - Lender Initiated	1	0.04%
Total	2,281	100.00%

Original Term	#	% Loans
121-180 Months	129	5.66%
181-240 Months	47	2.06%
241-360 Months	2,092	91.71%
Unknown	13	0.57%
Total	2,281	100.00%

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Property Type	#	% Loans
Single Family Detached	1,582	69.36%
PUD	245	10.74%
Unavailable	111	4.87%
Single-wide Manufactured Housing	101	4.43%
2 Family	86	3.77%
Condo, Low Rise	77	3.38%
1 Family Attached	20	0.88%
3 Family	18	0.79%
4 Family	16	0.70%
Townhouse	14	0.61%
Other	7	0.31%
Condo, High Rise	4	0.18%
Total	2,281	100.00%

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